SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 18, 2001

Marketing Specialists Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation or organization)	0-24667 (Commission file number)	04-3411833 (IRS employer identification no.)

17855 N. Dallas Parkway, Suite 200
Dallas, Texas 75287
(Address and zip code of principal executive offices)

Registrant's telephone number, including area code:
(972) 349-6200

____________________________

Merkert American Corporation
490 Turnpike Street
Canton, Massachusetts 02021
(Former name and address)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits
The following Exhibits are filed herewith:
	99.1	Form of letter dated May 18, 2001 mailed to Special Agreement Noteholders by the Registrant.

Item 9.     Regulation FD Disclosure

          On May 18, 2001, the Registrant mailed a letter to each of its Special Agreement Noteholders, the form of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized .

MARKETING SPECIALISTS CORPORATION

By: TIMOTHY M. BYRD ______________________________ Timothy M. Byrd Chief Financial Officer

Date: May 18, 2001

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Form of letter dated May 18, 2001 mailed to Special Agreement Noteholders by the Registrant.

* filed herewith